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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of Earliest Event Reported) December 10, 1999

                        Commission File Number 0-14443

                            WASTE TECHNOLOGY CORP.
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            (Exact name of Registrant as specified in its charter)

           DELAWARE                                     13-2842053
           --------                                     ----------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                            5400 Rio Grande Avenue
                         Jacksonville, Florida 32205
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                   (Address of Principal Executive Offices)

                                (800) 231-9286
                                --------------
             (Registrant's Telephone number, including area code)

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Item 1. BUSINESS.

            On December 10, 1999, Waste Technology Corp.'s (the "Company") wholly owned subsidiary, International Press and Shear Corporation ("IPS"), a Georgia corporation, which owned and operated a hydraulic press baler manufacturing facility in Baxley, Georgia consummated the sale of all of its tangible and intangible assets to a newly formed corporation, IPS Balers Inc ("IPS Balers"), also a Georgia corporation. The principals of IPS Balers are Sidney Wildes and Forest H. Wildes, who until their recent resignations were officers of IPS. Sideny Wildes was also formerly a Director of the Company.

            The purchase price paid by IPS Balers for IPS' assets, which include the right to IPS' name and logo, was $800,000, $640,000 of which was paid on closing and the balance of $160,000 is to be paid sixty (60) days from the closing.

            In addition to purchasing all of IPS' assets, IPS Baler also agreed to assume certain of IPS' liabilities, including IPS' obligations to Appling County, Georgia relating to the construction of the Baxley facility; to SunTrust Bank relating to the financing of equipment; and, the obligations of IPS pursuant to the lease for the Baxley facility.

            The agreement with IPS Balers also provides that the Company will convey and relinquish to IPS Balers all rights it had to the hinged sidewall baling/pressing equipment previously manufactured by the Company and IPS. However, the Company has been granted a license to manufacture for its own sales purposes seven and eight inch bore standard hinge side closed door and open end auto tie products in exchange for the Company's agreement to pay its proportionate share of royalties to the holder of the patent for such equipment. The agreement further provides that the Company and IPS Balers each will manufacture baling presses for the other as private labeled products.

            This is only a brief summary of the agreement between the parties and anyone interested in reviewing the terms of the Asset Purchase Agreement between IPS and IPS Balers is referred to the complete Asset Purchase Agreement which is filed herewith together with all exhibits thereto.

Item 7. Financial Statements and Exhibits.

      The following documents are filed herewith:

      10.41 Asset Purchase Agreement between International Press and Shear Corporation and IPS Balers Inc. together with Exhibits.

      10.41.1 Assignment of Lease and Option between International Press and Shear Corporation, IPS Balers Inc. and Development Authority of Appling County.

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      10.41.2 Assignment of Equipment Warranties between International Press and
Shear Corporation and IPS Balers Inc.

      10.41.3 Assignment of Interest in Patent between International Press and Shear Corporation, Waste Technology Corp. and IPS Balers Inc.

      10.41.4 Seller's Compliance Certificate

      10.41.5 Certificate of Resolution and Certification of Incumbency of International Press and Shear Corporation.

      10.41.6 Certificate of Resolution and Certification of Incumbency of Waste Technology Corp.

      10.41.7 Affidavit of Title to Business and In Compliance with Bulk Transfer Act.

      10.41.8 Certificate Regarding Broker

      10.41.9 Buyer's Compliance Certificate

      10.41.10 Assignment and Assumption of Accounts between International Press and Shear Corporation and IPS Balers Inc.

      10.41.11 Certification as to Payment of Taxes

      10.41.12 Bill of Sale from International Press and Shear Corporation to IPS Balers Inc.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: December 13, 1999

                                          Waste Technology Corp.


                                          By: s/ Morton S. Robson
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                                              Morton S. Robson,
                                              Executive Vice President